                                                                   EXHIBIT 99.15

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

               -------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-6
               -------------------------------------------------

                    Monthly Period:                  3/1/01 to
                                                     3/31/01
                    Distribution Date:               4/17/01
                    Transfer Date:                   4/16/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

    1.    The total amount of the distribution to
          Certificateholders on the Distribution Date per
          $1,000 original certificate principal amount
                                                            Class A                                     $5.35000
                                                            Class B                                     $5.48333
                                                            CIA                                         $5.95000

    2.    The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount
                                                            Class A                                     $5.35000
                                                            Class B                                     $5.48333
                                                            CIA                                         $5.95000

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 2

    3.    The amount of the distribution set forth in paragraph 1
          above in respect of principal on the Certificates, per
          $1,000 original certificate principal amount
                                                            Class A                                     $0.00000
                                                            Class B                                     $0.00000
                                                            CIA                                         $0.00000

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.    Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period
          which were allocated in respect of the Certificates
                                                            Class A                              $189,608,902.92
                                                            Class B                              $ 17,128,095.08
                                                            CIA                                  $ 21,721,808.81
                                                                                                 ---------------
                                                            Total                                $228,458,806.81

    2.    Allocation of Finance Charge Receivables
          ----------------------------------------

          (a1) The aggregate amount of Allocations of Finance
               Charge Receivables processed during the Monthly
               Period which were allocated in respect of the
               Certificates
                                                            Class A                               $20,652,787.87
                                                            Class B                               $ 1,865,707.12
                                                            CIA                                   $ 2,365,999.39
                                                                                                  --------------
                                                            Total                                 $24,884,494.38

          (b1) Principal Funding Investment Proceeds (to Class A)                                 $         0.00
          (b2) Withdrawals from Reserve Account (to Class A)                                      $         0.00
          (b3) Class A Net Swap Receipt                                                             1,624,015.97
                                                                                                  --------------
               Class A Available Funds                                                            $22,276,803.84

          (c1) Principal Funding Investment Proceeds (to Class B)                                  $        0.00
          (c2) Withdrawals from Reserve Account (to Class B)                                       $        0.00
          (c3) Class B Net Swap Receipt                                                               146,513.65
                                                                                                   -------------
               Class B Available Funds                                                             $2,012,220.77

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 3

          (d1) Principal Funding Investment Proceeds (to CIA)                                      $        0.00
          (d2) Withdrawals from Reserve Account (to CIA)                                           $        0.00
          (d3) CIA Net Swap Receipt                                                                   185,403.71
                                                                                                   -------------
               CIA Available Funds                                                                 $2,551,403.10

          (e1) Total Principal Funding Investment Proceeds                                                 $0.00
          (e2) Investment Earnings on deposits to Reserve Account                                          $0.00

    3.    Principal Receivable / Investor Percentages
          -------------------------------------------

          (a)  The aggregate amount of Principal Receivables in
               the Trust as of 03/31/01                                                       $34,833,681,357.75

          (b)  Invested Amount as of 03/31/01
               (Adjusted Class A Invested Amount
               during Accumulation Period)
                                                            Class A                            $1,300,000,000.00
                                                            Class B                            $  117,470,000.00
                                                            CIA                                $  148,790,000.00
                                                                                               -----------------
                                                            Total                              $1,566,260,000.00

          (c)  The Floating Allocation Percentage:
                                                            Class A                                       3.664%
                                                            Class B                                       0.331%
                                                            CIA                                           0.420%
                                                                                                          ------
                                                            Total                                         4.415%

          (d)  During the Accumulation Period: The Invested Amount
               as of ______ (the last day of the Revolving Period)
                                                            Class A                                        $0.00
                                                            Class B                                        $0.00
                                                            CIA                                            $0.00
                                                                                                           -----
                                                            Total                                          $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 4

          (e)  The Fixed/Floating Allocation Percentage:
                                                            Class A                                       3.664%
                                                            Class B                                       0.331%
                                                            CIA                                           0.420%
                                                                                                          ------
                                                            Total                                         4.415%

    4.    Delinquent Balances.
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a) 30 - 59 days                                                                     $  478,113,529.78
          (b) 60 - 89 days                                                                     $  336,659,119.23
          (c) 90 - 119 days                                                                    $  270,379,508.87
          (d) 120 - 149 days                                                                   $  230,176,818.75
          (e) 150 - 179 days                                                                   $  201,395,654.71
          (f) 180 or more days                                                                 $            0.00
                                                            Total                              $1,516,724,631.34

    5.    Monthly Investor Default Amount.
          -------------------------------

          (a)  The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible during the
               Monthly Period allocable to the Invested Amount
               (the aggregate "Investor Default Amount")
                                                            Class A                                $6,458,703.94
                                                            Class B                                $  583,144.62
                                                            CIA                                    $  739,928.34
                                                                                                   -------------
                                                            Total                                  $7,781,776.90

    6.    Investor Charge-Offs & Reimbursements of Charge-Offs.
          ----------------------------------------------------

          (a)  The aggregate amount of Class A Investor Charge-
               Offs and the reductions in the Class B Invested
               Amount and the  CIA
                                                            Class A                                        $0.00
                                                            Class B                                        $0.00
                                                            CIA                                            $0.00
                                                                                                           -----
                                                            Total                                          $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 5

          (b)  The aggregate amount of Class A Investor Charge-
               Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                                            Class A                                        $0.00
                                                            Class B                                        $0.00
                                                            CIA                                            $0.00
                                                                                                           -----
                                                            Total                                          $0.00

    7.    Investor Servicing Fee
          ----------------------
          (a)  The amount of the Investor Monthly Servicing Fee
               payable by the Trust to the Servicer for the
               Monthly Period

                                                            Class A                                $1,625,000.00
                                                            Class B                                $  146,837.50
                                                            CIA                                    $  185,987.50
                                                                                                   -------------
                                                            Total                                  $1,957,825.00

    8.    Reallocated Principal Collections
          ---------------------------------
               The amount of Reallocated CIA
               and Class B Principal Collections applied in respect
               of Interest Shortfalls, Investor Default Amounts or Investor
               Charge-Offs for the prior month.

                                                            Class B                                        $0.00
                                                            CIA                                            $0.00
                                                                                                           -----
                                                            Total                                          $0.00

    9.    CIA Invested Amount
          -------------------
          (a)  The amount of the CIA Invested Amount as of the
               close of business on the related Distribution Date after
               giving effect to withdrawals, deposits and payments to
               be made in respect of the preceding month                                         $148,790,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 6

    10.   The Pool Factor
          ---------------
               The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date).  The amount of a Certificateholder's pro rata share of the
               Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                            Class A                                   1.00000000
                                                            Class B                                   1.00000000
                                                            Total                                     1.00000000

    11.   The Portfolio Yield
          -------------------
               The Portfolio Yield for the related Monthly Period                                         14.60%

    12.   The Base Rate
          -------------
               The Base Rate for the related Monthly Period                                                8.50%

C   Information Regarding the Principal Funding Acccount
    ----------------------------------------------------

    1.    Accumulation Period

    (a)   Accumulation Period commencement date                                                       06/01/2002

    (b)   Accumulation Period Length (months)                                                                  1

    (c)   Accumulation Period Factor                                                                       11.79

    (d)   Required Accumulation Factor Number                                                                  8

    (e)   Controlled Accumulation Amount                                                       $1,566,260,000.00

    (f)   Minimum Payment Rate (last 12 months)                                                           12.86%

    2.    Principal Funding Account
          -------------------------

          Beginning Balance                                                                                $0.00
               Plus: Principal Collections for related Monthly Period from
                     Principal Account                                                                      0.00
               Plus: Interest on Principal Funding Account Balance for
                     related Monthly Period                                                                 0.00

               Less: Withdrawals to Finance Charge Account                                                  0.00
               Less: Withdrawals to Distribution Account                                                    0.00
                                                                                                           -----
          Ending Balance                                                                                    0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 7

    3.    Accumulation Shortfall
          ----------------------

                The Controlled Deposit Amount for the previous
                Monthly Period                                                                             $0.00

          Less: The amount deposited into the Principal Funding
                Account for the Previous Monthly Period                                                    $0.00

                Accumulation Shortfall                                                                     $0.00
                                                                                                           -----
                Aggregate Accumulation Shortfalls                                                          $0.00

    4.    Principal Funding Investment Shortfall
          --------------------------------------

                Covered Amount                                                                             $0.00

          Less: Principal Funding Investment Proceeds                                                      $0.00
                                                                                                           -----
                Principal Funding Investment Shortfall                                                     $0.00
                                                                                                           -----

D.  Information Regarding the Reserve Account
    -----------------------------------------

    1.    Required Reserve Account Analysis
          ---------------------------------

          (a)  Required Reserve Account Amount percentage                                               0.00000%

          (b)  Required Reserve Account Amount ($)                                                         $0.00
               (0.5% of Invested Amount or other amount
               designated by Transferor)

          (c)  Required Reserve Account Balance after effect of
               any transfers on the Related Transfer Date                                                  $0.00

          (d)  Reserve Draw Amount transferred to the Finance
               Charge Account on the Related Transfer Date                                                 $0.00

    2.    Reserve Account Investment Proceeds
          -----------------------------------
          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer Date                                              $0.00

    3.    Withdrawals from the Reserve Account
          ------------------------------------
          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the related Transfer                                            $0.00
          Date (1 (d) plus 2 above)

    4.    The Portfolio Adjusted Yield
          ----------------------------
          The Portfolio Adjusted Yield for the related Monthly Period                                      4.41%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 8

E.  Information Regarding the Interest Rate Swaps
    ---------------------------------------------

    1.    Class A Interest Rate Swap

          (a)  Class A Net Swap Payment due on the related Transfer Date                                    0.00

          (b)  Overdue Class A Net Swap Payment                                                             0.00

          (c)  Class A Net Swap Receipt due on the related Transfer Date                            1,624,015.97

          (d)  Overdue Class A Net Swap Receipt                                                             0.00

    2.    Class B Interest Rate Swap

          (a)  Class B Net Swap payment due on the related Transfer Date                                    0.00

          (b)  Overdue Class B Net Swap Payment                                                             0.00

          (c)  Class B Net Swap Receipt due on the related Transfer Date                              146,513.65

          (d)  Overdue Class B Net Swap Receipt                                                             0.00

    3.    CIA Interest Rate Swap

          (a)  CIA Net Swap payment due on the related Transfer Date                                        0.00

          (b)  Overdue CIA Net Swap Payment                                                                 0.00

          (c)  CIA Net Swap Receipt due on the related Transfer Date                                  185,403.71

          (d)  Overdue CIA Net Swap Receipt                                                                 0.00

MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page





                                  First USA Bank, National Association
                                  as Servicer


                                  By:   /s/ Tracie Klein
                                        ------------------------------
                                        Tracie Klein
                                        First Vice President